Exhibit 10.1

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

AMENDMENT TO

CLEARING SERVICES AGREEMENT

This Amendment to Clearing Services Agreement (the “Amendment”) is entered into as of March 1, 2004, by and between Chicago Mercantile Exchange Inc. (“CME”), a business corporation organized under the laws of the State of Delaware and having its principal office situated at 30 South Wacker Drive, Chicago, Illinois 60606, and The Board of Trade of The City of Chicago, Inc. (“CBOT”), a non share corporation organized under the laws of the State of Delaware and having its principal office situated at 141 W. Jackson Blvd., Chicago, Illinois 60604.

RECITALS:

WHEREAS, CME and CBOT entered into a Clearing Services Agreement (the “CSA”) effective as of April 16, 2003, pursuant to which CME provides clearing services to CBOT in respect of trading in CBOT Products; and

WHEREAS, CME and CBOT have determined that it is in their mutual best interests to modify the terms of the CSA.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the parties agree as follows:

A.	Modification of Initial Term. The Initial Term, as defined in Section 2 of the CSA, is modified to begin as of the Effective Date of the CSA and terminate on January 10, 2009.

B.	*****

C.	Entire Agreement. Except as otherwise expressly modified or amended by this Amendment, all terms and conditions contained in the CSA remain in full force and effect and are not altered by this Amendment. Capitalized terms used in this Amendment and not defined herein have the meanings given in the CSA. The CSA and this Amendment constitute the complete agreement of the parties with respect to their subject matter and supersede any other agreements or representations, whether oral or written.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date written above.

CHICAGO MERCANTILE EXCHANGE INC.		THE BOARD OF TRADE OF THE CITY OF CHICAGO, INC.

By:	/s/ Craig S. Donohue	By:	/s/ Bernard W. Dan
	Craig S. Donohue		Bernard W. Dan
	Chief Executive Officer		President and Chief Executive Officer

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